UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 13, 2022

SOLLENSYS CORP

(Exact name of registrant as specified in its charter)

Nevada	000-56448	80-0651816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1470 Treeland Blvd. SE

Palm Bay, Florida 32909

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 438-7657

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 13, 2022, Sollensys Corp (the “Company”) entered into a Securities Purchase Agreement (the “SPA”), dated as of October 13, 2022, by and between the Company and AJB Capital Investments, LLC (“AJB”). Pursuant to the terms of the SPA, the Company agreed to sell, and AJB agreed to purchase, upon the terms and conditions set forth in the SPA, (i) a 10% promissory note of the Company in the aggregate principal amount of $600,000 (the “Note”), convertible following an Event of Default (as defined in the Note) into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Note; and (ii) a warrant to purchase up to 1,000,000 shares of the Common Stock (the “Warrant”), subject to adjustments and limitations as provided in the Warrant.

Pursuant to the terms of the SPA, the Company agreed to pay to AJB as a commitment fee $410,000 (the “Commitment Fee”) by issuing to AJB 5,125,000 shares of Common Stock (subject to adjustment as set forth in the SPA) (the “Commitment Fee Shares”), reflecting a price per share of $0.08. If the Note has been repaid in full on or prior to the Maturity Date (without extension), the Company has the right to redeem 2,812,500 of the Commitment Fee Shares for an aggregate of $1.00.

The Company agreed to include the Commitment Fee Shares in the next succeeding registration statement filed by the Company with respect to a public offering of the Company’s securities. If no such registration statement is filed or if the Company fails to include such shares in such registration statement, then no later than the date that is 90 days after October 13, 2022, the Company agreed to file a registration statement including all Commitment Fee Shares, and to cause such registration statement to be declared effective within 180 days after October 13, 2022.

The SPA provides AJB with a right of first refusal with respect to future equity financings by the Company for a period of 12 months following the closing date.

The SPA contains customary representations, warranties, conditions and indemnification obligations of the parties.

10% Convertible Promissory Note

On October 13, 2022, the Company issued the Note, in the principal amount of $600,000, to AJB. Pursuant to the terms of the Note, the Company agreed to pay to AJB the principal amount of the Note, together with guaranteed interest on the principal balance in the amount of 10% per calendar year. The Note matures on April 13, 2023 (the “Maturity Date”); provided, however, that the Maturity Date may be extended at the Company’s sole discretion up to six months following the original Maturity Date. If the Maturity Date is extended, the interest rate will be 15% per annum for any period following the original Maturity Date, payable monthly. The Note has an original issue discount of $60,000. Accordingly, the purchase price of the Note was $540,000. Any amount of principal or interest on the Note that is not paid when due will bear interest at the rate of the lesser of (i) 18%, and (ii) the maximum amount permitted under law from the due date thereof until the same is paid.

The Note is convertible, subject to a 4.99% equity blocker, in the event of a default, as provided in the Note, into Common Stock at a conversion price (the “Conversion Price”) equal to the VWAP (i) during the previous 10 trading day period ending on the date of issuance of the Note, or (ii) during the previous 10 trading day period ending on the conversion date, whichever is lower. If the Common Stock is not deliverable by DWAC, an additional 10% discount will apply for all future conversions until DWAC delivery becomes available. If the Common Stock is “chilled” for deposit into the DTC system and only eligible for clearing deposit, an additional 15% discount will apply for all future conversions until such chill is lifted. Additionally, if the Company ceases to be a reporting company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or if the Note cannot be converted into free trading shares after 181 days from the issue date (other than as a result of AJB’s status as an affiliate of the Company), an additional 15% discount will be attributed to the conversion price.

While the Note is outstanding, each time any third party has the right to convert monies owed to that third party into Common Stock (or receive shares pursuant to a settlement or otherwise), at a discount to market greater than the Conversion Price in effect at that time (prior to all other applicable adjustments in the Note), then AJB, in its sole discretion, may utilize such greater discount percentage (prior to all applicable adjustments in this Note) until the Note is no longer outstanding. While the Note is outstanding, each time any third party has a look back period greater than the look back period in effect under the Note at that time, then AJB, in its sole discretion, may utilize such greater number of look back days until the Note is no longer outstanding.

Upon the occurrence of certain events of default specified in the Note, including, but not limited to, a failure to honor a conversion request, failure to maintain the Company’s quotation, or the Company’s failure to comply with its obligations under Exchange Act, all amounts owed to AJB under the Note, including default interest if any, shall then become due and payable. Further, if the Company fail to maintain its quotation, fails to comply with its obligations under the Exchange Act, or loses the “bid” price for its common stock for a period of five days after written notice thereof to the Company, after the nine-month anniversary of the Note, then the principal amount of the Note will increase by $15,000 and AJB will be entitled to use the lowest trading price during the delinquency period as a base price for the conversion and the Conversion Price will be redefined to mean 40% multiplied by the Conversion Price, subject to adjustment as provided in the Note.

Common Stock Purchase Warrant

Pursuant to the terms of the Warrant, AJB may purchase up to 1,000,000 shares of Common Stock at an exercise price per share of $0.15, subject to adjustment as set forth in the Warrant, for a period ending on October 13, 2027. Exercises are subject to a 4.99% equity blocker.

The Company also agreed to include the shares exercisable upon exercise of the Warrant in a registration statement filed by the Company with respect to a public offering of the Company’s securities. If no such registration statement is filed or if the Company fails to include such shares in the registration statement, then no later than the date that is 90 days after October 13, 2022, the Company will file a registration statement including all shares issuable upon exercise of the Warrant and will cause the registration statement to be declared effective within 180 days after October 13, 2022.

The shares of Common Stock to be issued under the SPA, the Note and the Warrant have been, and will be, sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. AJB is an accredited investor who has purchased the securities as an investment in a private placement that did not involve a general solicitation.

Security Agreement

In connection with entry into the SPA and issuance of the Note, on October 13, 2022, the Company entered into a Security Agreement, dated as of October 13, 2022, by and between the Company and AJB (the “Security Agreement”). Pursuant to the terms of the Security Agreement, the Company agreed to grant to AJB an unconditional and continuing first priority security interest in all of the assets and property of the Company to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Note, the SPA and the other documents executed in connection with the SPA.

The Security Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company.

The foregoing summary of the SPA, the Note, the Warrant, and the Security Agreement is qualified in its entirety by the terms of the SPA, the Note, the Warrant, and the Security Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Note contained in Item 1.01 is hereby incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of October 13, 2022, by and between the registrant and AJB Capital Investments, LLC.
10.2	Promissory Note issued on October 13, 2022 by the registrant to AJB Capital Investments, LLC.
10.3	Common Stock Purchase Warrant dated October 13, 2022.
10.4	Security Agreement, dated as of October 13, 2022, by and between the registrant and AJB Capital Investments, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sollensys Corp

Date: October 19, 2022	By:	/s/ Donald Beavers
Donald Beavers
Chief Executive Officer

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